Exhibit 99.1

Contact:
J. Marc Lewis, Vice President-Investor Relations 305-406-1815 305-406-1886 fax marc.lewis@mastec.com	800 S. Douglas Road, 12th Floor Coral Gables, Florida 33144 Tel: 305-599-1800 Fax: 305-406-1960 www.mastec.com

For Immediate Release

MasTec Announces Third Quarter Results

•	Q3 Revenue of $1.1 Billion

•	Q3 Backlog increases 12% to a Record $4.6 Billion

•	YTD Q3 cash flow from operations of $261 Million, a $180 Million increase over last year

•	Q3 Continuing Operations Adjusted EBITDA of $91 Million

•	Q3 Continuing Operations Adjusted Diluted EPS of $0.26

•	Issues Guidance for the remainder of 2015

Coral Gables, FL (November 3, 2015) — MasTec, Inc. (NYSE: MTZ) today announced 2015 third quarter financial results and updated its guidance for the balance of the year.

Third quarter 2015 revenue decreased 15.5% to $1.1 billion compared to $1.3 billion for the prior year quarter. Third quarter 2015 net income from continuing operations was $7.4 million, or $0.09 per diluted share, compared to net income from continuing operations of $49.1 million, or $0.57 per diluted share, for the third quarter of 2014. Third quarter 2015 results include approximately $0.14 per diluted share for non-operating and non-core charges not included in prior year results, composed primarily of Audit committee investigation related costs, WesTower acquisition integration costs, a project loss related to a non-controlled joint venture and a settlement charge from a court mandated mediation related to a 2013 project dispute.

Third quarter 2015 adjusted net income from continuing operations, a non-GAAP measure, was $20.4 million compared to $52.0 million in 2014. Third quarter 2015 continuing operations adjusted diluted earnings per share, a non-GAAP measure, was $0.26, compared to $0.60 last year. Third quarter 2015 continuing operations adjusted EBITDA, also a non-GAAP measure, was $91.1 million compared to $138.3 million in 2014.

Adjusted net income from continuing operations, continuing operations adjusted diluted earnings per share and continuing operations adjusted EBITDA, non-GAAP measures, exclude, as applicable, WesTower acquisition integration costs, Audit Committee investigation related costs, losses on a non-controlled joint venture, a settlement charge from a court mandated mediation related to a 2013 project dispute, the non-recurring impact on deferred tax liabilities resulting from an income tax law change in Alberta, Canada, and non-cash stock-based compensation expense. Reconciliations of these and other non-GAAP measures to GAAP-reported measures are attached.

Jose R. Mas, MasTec’s Chief Executive Officer, commented, “While we are disappointed with our results in 2015, we believe it will prove to be a transitional year. We continue to be very encouraged about our growth prospects for 2016 and beyond, with exciting opportunities in Oil & Gas, Wireless and Fiber network upgrades. Our current backlog is at record levels, reflecting an approximate $500 million increase during the quarter across multiple segments. Additionally, we expect continued significant backlog growth during the fourth quarter, including over $1.5 billion of additional oil & gas projects awarded to us, which we expect will be included in backlog during the fourth quarter when these contracts are fully executed.”

George Pita, MasTec’s Executive Vice President and CFO, added, “We continued our 2015 strong cash flow from operations performance during the quarter, with year to date cash flow from operations of $261 million, an increase of approximately $180 million compared to last year. We continue to believe that we are well positioned to take advantage of significant growth opportunities in the markets we serve in 2016 and beyond.”

The Company currently estimates fiscal year 2015 revenue of $4.1 to $4.15 billion. Continuing operations adjusted EBITDA for 2015, a non-GAAP measure, is estimated at $295 to $305 million, with continuing operations adjusted diluted earnings per share, a non–GAAP measure, at $0.53 to $0.60.

For the fourth quarter of 2015, the Company expects revenue of approximately $0.9 to $1.0 billion. Fourth quarter 2015 continuing operations adjusted EBITDA, a non-GAAP measure, is estimated between $70 to $80 million, with continuing operations adjusted diluted earnings per share, a non-GAAP measure, estimated between $0.10 to $0.17.

Reconciliations of these and other non-GAAP measures to GAAP-reported measures are attached.

Management will hold a conference call to discuss these results on Wednesday, November 4, 2015 at 9:00 a.m. Eastern time. The call-in number for the conference call is (913) 312-0404 and the replay number is (719) 457-0820, with a pass code of 198550. The replay will be available for 30 days. Additionally, the call will be broadcast live over the Internet and can be accessed and replayed through the Investors section of the Company’s website at www.mastec.com.

Summary financial statements are as follows:

Condensed Unaudited Consolidated Statements of Operations

(In thousands, except per share amounts)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2015	2014	2015	2014
		As Restated		As Restated
Revenue	$1,111,010	$1,315,488	$3,180,906	$3,380,538
Costs of revenue, excluding depreciation and amortization	972,711	1,122,861	2,805,072	2,914,901
Depreciation and amortization	42,196	41,747	128,048	111,996
General and administrative expenses	63,798	59,889	207,077	167,454
Interest expense, net	11,964	12,643	35,845	37,595
Other expenses (income), net	6,702	(1,416)	4,342	(5,424)

Income from continuing operations before income taxes	$13,639	$79,764	$$522	$154,016
Provision for income taxes	(6,197)	(30,319)	(3,288)	(58,569)

Net income (loss) from continuing operations	$7,442	$49,445	$(2,766)	$95,447
Discontinued operations:
Net loss from discontinued operations	—	(320)	—	(592)

Net income (loss)	$7,442	$49,125	$(2,766)	$94,855

Net (income) loss attributable to non-controlling interests	(176)	139	(420)	48

Net income (loss) attributable to MasTec, Inc.	$7,618	$48,986	$(2,346)	$94,807

Earnings per share:
Basic earnings (loss) per share:
Continuing operations	$0.10	$0.60	$(0.03)	$1.21
Discontinued operations	—	(0.00)	—	(0.01)

Total basic earnings (loss) per share	$0.10	$0.60	$(0.03)	$1.20

Basic weighted average common shares outstanding	79,845	81,811	80,681	79,158

Diluted earnings (loss) per share:
Continuing operations	$0.09	$0.57	$(0.03)	$1.11
Discontinued operations	—	(0.00)	—	(0.01)

Total diluted earnings (loss) per share	$0.09	$0.57	$(0.03)	$1.10

Diluted weighted average common shares outstanding	80,448	85,824	80,681	86,416

Condensed Unaudited Consolidated Balance Sheets

(In thousands)

	September 30,	December 31,
	2015	2014
Assets
Current assets	$1,238,314	$1,531,751
Property and equipment, net	586,993	623,118
Goodwill and other intangibles, net	1,283,583	1,332,839
Other long-term assets	136,896	76,272

Total assets	$3,245,786	$3,563,980

Liabilities and Equity
Current liabilities	$787,410	$980,848
Acquisition-related contingent consideration, net of current portion	83,593	103,515
Long-term debt	1,098,585	1,061,159
Long-term deferred tax liabilities, net	186,642	203,476
Other long-term liabilities	65,072	66,907
Equity	1,024,484	1,148,075

Total liabilities and equity	$3,245,786	$3,563,980

Condensed Unaudited Consolidated Statements of Cash Flows

(In thousands)

	For the Nine Months Ended September 30,
	2015	2014
		As Restated
Net cash provided by operating activities	$260,602	$81,019
Net cash used in investing activities	(170,450)	(242,705)
Net cash (used in) provided by financing activities	(107,160)	146,978
Net effect of currency translation on cash	103	(1,152)

Net decrease in cash and cash equivalents	(16,905)	(15,860)

Cash and cash equivalents - beginning of period	$24,059	$22,927

Cash and cash equivalents - end of period	$7,154	$7,067

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2015	2014	2015	2014
Segment Information		As Restated		As Restated
Revenue by Reportable Segment
Communications	$513.3	$505.2	$1,452.1	$1,480.4
Oil and Gas	406.9	554.4	1,144.2	1,299.3
Electrical Transmission	75.9	138.4	270.2	329.1
Power Generation and Industrial	115.0	114.3	302.3	263.1
Other	3.8	4.1	17.2	10.6
Eliminations	(3.9)	(0.9)	(5.1)	(2.0)

Consolidated revenue	$1,111.0	$1,315.5	$3,180.9	$3,380.5

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2015	2014	2015	2014
		As Restated		As Restated
Adjusted EBITDA by Reportable Segment – Continuing Operations
Communications (a)	$51.0	$52.6	$160.0	$154.0
Oil and Gas	51.0	73.4	113.9	144.2
Electrical Transmission (d)	(11.6)	18.5	(35.4)	35.1
Power Generation and Industrial	4.8	4.9	3.9	9.4
Other (b)	0.8	(0.7)	1.2	(0.1)
Corporate (c)	(4.9)	(10.4)	(17.7)	(27.4)

Adjusted EBITDA – continuing operations	$91.1	$138.3	$225.9	$315.2

Non-cash stock-based compensation expense	3.2	4.1	9.5	11.6
Acquisition integration costs	1.2	—	17.8	—
Audit Committee investigation related costs	4.1	—	13.7	—
Losses on non-controlled joint venture	2.8	—	8.3	—
Court mandated mediation settlement	12.2	—	12.2	—

EBITDA – continuing operations	$67.8	$134.2	$164.4	$303.6

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2015	2014	2015	2014
		As Restated		As Restated
Adjusted EBITDA Margin by Reportable Segment – Continuing Operations
Communications (a)	9.9%	10.4%	11.0%	10.4%
Oil and Gas	12.5%	13.2%	10.0%	11.1%
Electrical Transmission (d)	(15.2)%	13.4%	(13.1)%	10.7%
Power Generation and Industrial	4.2%	4.3%	1.3%	3.6%
Other (b)	21.4%	(16.9)%	6.9%	(1.1)%
Corporate (c)	NA	NA	NA	NA

Adjusted EBITDA margin – continuing operations	8.2%	10.5%	7.1%	9.3%

Non-cash stock-based compensation expense	0.3%	0.3%	0.3%	0.3%
Acquisition integration costs	0.1%	—	0.6%	—
Audit Committee investigation related costs	0.4%	—	0.4%	—
Losses on non-controlled joint venture	0.3%	—	0.3%	—
Court mandated mediation settlement	1.1%	—	0.4%	—

EBITDA margin – continuing operations	6.1%	10.2%	5.2%	9.0%

(a)	Excluded from Adjusted EBITDA for the Communications segment for the three and nine months ended September 30, 2015 is the impact of acquisition integration costs related to WesTower of $1.2 million and $17.8 million, respectively,
(b)	Excluded from Adjusted EBITDA for the Other segment for the three and nine months ended September 30, 2015 is the impact of losses on a non-controlled joint venture of $2.8 and $8.3 million, respectively.
(c)	Excluded from Adjusted EBITDA for the Corporate segment for the three and nine months ended September 30, 2015 is the impact of Audit Committee investigation costs $4.1 million and $13.7 million, respectively; and non-cash stock-based compensation for the three and nine months ended September 30, 2015 of $3.2 million and $9.5 million, respectively.
(d)	Excluded from Adjusted EBITDA for Electrical Transmission segment for the three and nine months ended September 30, 2015 is the impact of court mandated mediation settlement of $12.2 million.

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	For the Three Months Ended			For the Nine Months Ended
	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2015
EBITDA and Adjusted EBITDA Reconciliation – Continuing Operations
Net (loss) income from continuing operations	$(6.4)	$(3.8)	$7.4	$(2.8)
Interest expense, net	11.0	12.9	12.0	35.8
(Benefit from) provision for income taxes	(4.4)	1.4	6.2	3.3
Depreciation and amortization	42.6	43.3	42.2	128.0

EBITDA - continuing operations	$42.8	$53.8	$67.8	$164.4
Non-cash stock-based compensation expense	3.6	2.7	3.2	9.5
Acquisition integration costs	8.8	7.8	1.2	17.8
Audit Committee investigation related costs	3.0	6.7	4.1	13.7
Losses on non-controlled joint venture	5.5	—	2.8	8.3
Court mandated mediation settlement	—	—	12.2	12.2

Adjusted EBITDA - continuing operations	$63.8	$71.0	$91.1	$225.9

EBITDA and Adjusted EBITDA Margin Reconciliation – Continuing Operations
Net (loss) income from continuing operations	(0.6)%	(0.4)%	0.7%	(0.1)%
Interest expense, net	1.1%	1.2%	1.1%	1.1%
(Benefit from) provision for income taxes	(0.4)%	0.1%	0.6%	0.1%
Depreciation and amortization	4.2%	4.1%	3.8%	4.0%

EBITDA margin - continuing operations	4.3%	5.0%	6.1%	5.2%
Non-cash stock-based compensation expense	0.4%	0.3%	0.3%	0.3%
Acquisition integration costs	0.9%	0.7%	0.1%	0.6%
Audit Committee investigation related costs	0.3%	0.6%	0.4%	0.4%
Losses on non-controlled joint venture	0.5%	—	0.3%	0.3%
Court mandated mediation settlement	—	—	1.1%	0.4%

Adjusted EBITDA margin - continuing operations	6.4%	6.7%	8.2%	7.1%

	For the Three Months Ended			For the Nine Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2014
	As Restated	As Restated	As Restated	As Restated
EBITDA and Adjusted EBITDA Reconciliation – Continuing Operations
Net income from continuing operations	$12.3	$33.7	$49.4	$95.4
Interest expense, net	12.0	12.9	12.6	37.6
Provision for income taxes	7.5	20.8	30.3	58.6
Depreciation and amortization	33.5	36.8	41.7	112.0

EBITDA - continuing operations	$65.3	$104.2	$134.2	$303.6
Non-cash stock-based compensation expense	3.3	4.2	4.1	11.6

Adjusted EBITDA - continuing operations	$68.5	$108.4	$138.3	$315.2

EBITDA and Adjusted EBITDA Margin Reconciliation – Continuing Operations
Net income from continuing operations	1.3%	3.0%	3.8%	2.8%
Interest expense, net	1.3%	1.2%	1.0%	1.1%
Provision for income taxes	0.8%	1.9%	2.3%	1.7%
Depreciation and amortization	3.5%	3.3%	3.2%	3.3%

EBITDA margin - continuing operations	6.8%	9.4%	10.2%	9.0%
Non-cash stock compensation expense	0.3%	0.4%	0.3%	0.3%

Adjusted EBITDA margin - continuing operations	7.2%	9.8%	10.5%	9.3%

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	For the Three Months Ended			For the Nine Months Ended
	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2015
Adjusted Net Income Reconciliation
Net (loss) income from continuing operations	$(6.4)	$(3.8)	$7.4	$(2.8)
Non-cash stock-based compensation expense, net of tax	2.1	1.4	1.8	5.3
Acquisition integration costs, net of tax	5.3	4.0	0.7	9.9
Audit Committee investigation related costs, net of tax	1.8	4.0	2.3	8.1
Impact of Alberta tax law change	—	2.8	(0.2)	2.6
Losses on non-controlled joint venture, net of tax	3.3	(0.2)	1.6	4.6
Court mandated mediation settlement, net of tax	—	—	6.8	6.9

Adjusted net income from continuing operations	$6.1	$8.1	$20.4	$34.6
Loss from discontinued operations, net of tax	(0.0)	(0.0)	—	—

Adjusted net income	$6.1	$8.1	$20.4	$34.6

	For the Three Months Ended			For the Nine Months Ended
	March 31, 2015	June 30, 2015	September 30, 2015	September 30, 2015
Adjusted Diluted EPS Reconciliation
Diluted (loss) earnings per share – continuing operations	$(0.08)	$(0.05)	$0.09	$(0.03)
Non-cash stock-based compensation expense, net of tax	0.03	0.02	0.02	0.06
Acquisition integration costs, net of tax	0.06	0.05	0.01	0.12
Audit Committee investigation related costs, net of tax	0.02	0.05	0.03	0.09
Impact of Alberta tax law change	—	0.04	—	0.03
Losses on non-controlled joint venture, net of tax	0.04	(0.00)	0.02	0.06
Court mandated mediation settlement, net of tax			0.08	0.08

Adjusted diluted earnings per share - continuing operations	$0.07	$0.10	$0.26	$0.43
Diluted loss per share - discontinued operations	(0.00)	—	—	—

Adjusted diluted earnings per share	$0.07	$0.10	$0.26	$0.43

	For the Three Months Ended			For the Nine Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2014
	As Restated	As Restated	As Restated	As Restated
Adjusted Net Income Reconciliation
Net income from continuing operations	$12.3	$33.7	$49.4	$95.4
Non-cash stock-based compensation expense, net of tax	2.0	2.6	2.5	7.2

Adjusted net income from continuing operations	$14.3	$36.4	$52.0	$102.6
Loss from discontinued operations, net of tax	(0.1)	(0.1)	(0.3)	(0.6)

Adjusted net income	$14.2	$36.2	$51.7	$102.0

	For the Three Months Ended			For the Nine Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2014
	As Restated	As Restated	As Restated	As Restated
Adjusted Diluted EPS Reconciliation
Diluted earnings per share – continuing operations	$0.14	$0.39	$0.57	$1.11
Non-cash stock-based compensation expense, net of tax	0.02	0.03	0.03	0.08

Adjusted diluted earnings per share - continuing operations	$0.17	$0.42	$0.60	$1.19
Diluted earnings (loss) per share – discontinued operations	(0.00)	(0.00)	(0.00)	(0.01)

Adjusted diluted earnings per share	$0.16	$0.42	$0.60	$1.18

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	Guidance for the Three Months Ended December 31,	For the Three Months Ended December 31,
	2015 Est.	2014
EBITDA and Adjusted EBITDA Reconciliation - Continuing Operations
Net income from continuing operations	$1 - 7	$26.6
Interest expense, net	12	13.2
Provision for income taxes	9 - 14	17.9
Depreciation and amortization	43	42.5

EBITDA - continuing operations	$66 - 76	$100.0
Non-cash stock-based compensation expense	3	4.4
Acquisition integration costs	—	5.3
Audit Committee investigation related costs	1	—
Losses on non-controlled joint venture	—	—

Adjusted EBITDA - continuing operations	$70 - 80	$109.7

EBITDA and Adjusted EBITDA Margin Reconciliation - Continuing Operations
Net income from continuing operations	0.1% - 0.7%	2.2%
Interest expense, net	1.3% - 1.4%	1.1%
Provision for income taxes	1.0% - 1.4%	1.5%
Depreciation and amortization	4.4% - 4.7%	3.4%

EBITDA margin - continuing operations	7.3% - 7.8%	8.1%
Non-cash stock-based compensation expense	0.3%	0.4%
Acquisition integration costs	—	0.4%
Audit Committee investigation related costs	0.1%	—
Losses on non-controlled joint venture	—	—

Adjusted EBITDA margin - continuing operations	7.7% - 8.2%	8.9%

	Guidance for the Three Months Ended December 31,	For the Three Months Ended December 31,
	2015 Est.	2014
Adjusted Net Income from Continuing Operations and Adjusted Diluted EPS – Continuing Operations Reconciliation
Adjusted Net Income from Continuing Operations Reconciliation
Net income from continuing operations	$1 - 7	$26.6
Non-cash stock-based compensation expense, net of tax	2	2.6
Acquisition integration costs, net of tax	—	3.1
Audit Committee investigation related costs, net of tax	1	—
Losses on non-controlled joint venture, net of tax	—	—
Difference in adjusted vs GAAP tax rate	4	—

Adjusted net income from continuing operations	$8 – 13	$32.3

	Guidance for the Three Months Ended December 31,	For the Three Months Ended December 31,
	2015 Est.	2014
Adjusted Diluted EPS Reconciliation - Continuing Operations
Diluted earnings per share – continuing operations	$0.02 - 0.08	$0.33
Non-cash stock-based compensation expense, net of tax	0.02	0.03
Acquisition integration costs, net of tax	—	0.04
Audit Committee investigation related costs, net of tax	0.01	—
Losses on non-controlled joint venture, net of tax	—	—
Difference in adjusted vs GAAP tax rate	0.06	—

Adjusted diluted earnings per share - continuing operations	$0.10 – 0.17	$0.40

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	Guidance for the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,
	2015 Est.	2014	2013
EBITDA and Adjusted EBITDA Reconciliation – Continuing Operations
Net income from continuing operations	$(2) – 4	$122.0	$147.7
Interest expense, net	48	50.8	46.4
Provision for income taxes	13 - 17	76.4	92.5
Depreciation and amortization	171	154.5	140.9

EBITDA - continuing operations	$230 - 240	$403.7	$427.6
Non-cash stock-based compensation expense	13	15.9	12.9
Acquisition integration costs	18	5.3	—
Audit Committee investigation related costs	15	—	—
Losses on non-controlled joint venture	8	—	—
Court mandated mediation settlement	12	—	—
Loss on extinguishment of debt	—	—	5.6
Sintel legal settlement charge	—	—	2.8

Adjusted EBITDA - continuing operations	$295 – 305	$424.9	$448.9

EBITDA and Adjusted EBITDA Margin Reconciliation - Continuing Operations
Net income from continuing operations	0.0% - 0.1%	2.6%	3.4%
Interest expense, net	1.2%	1.1%	1.1%
Provision for income taxes	0.3% - 0.4%	1.7%	2.1%
Depreciation and amortization	4.1% - 4.2%	3.3%	3.3%

EBITDA margin- continuing operations	5.6% - 5.8%	8.8%	9.9%
Non-cash stock-based compensation expense	0.3%	0.3%	0.3%
Acquisition integration costs	0.4%	0.1%	—
Audit Committee investigation related costs	0.4%	—	—
Losses on non-controlled joint venture	0.2%	—	—
Court mandated mediation settlement	0.3%	—	—
Loss on extinguishment of debt	—	—	0.1%
Sintel legal settlement charge	—	—	0.1%

Adjusted EBITDA margin - continuing operations	7.2% - 7.4%	9.2%	10.4%

	Guidance for the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,
	2015 Est.	2014	2013
Adjusted Net Income from Continuing Operations and Adjusted Diluted EPS - Continuing Operations Reconciliations
Adjusted Net Income from Continuing Operations Reconciliation
Net income from continuing operations	$(2) – 4	$122.0	$147.7
Non-cash stock-based compensation expense, net of tax	7	9.8	8.0
Acquisition integration costs, net of tax	10	3.2	—
Audit Committee investigation related costs, net of tax	9	—	—
Impact of Alberta tax law change Difference in adjusted vs GAAP tax rates	3 5	—	—
Losses on non-controlled joint venture, net of tax	5	—	—
Court mandated mediation settlement	7	—	—
Loss on extinguishment of debt, net of tax	—	—	3.5
Sintel legal settlement charge, net of tax	—	—	1.7

Adjusted net income from continuing operations	$43 – 48	$135.0	$160.8

	Guidance for the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,
	2015 Est.	2014	2013
Adjusted Diluted EPS Reconciliation - Continuing Operations
Diluted earnings per share - continuing operations	$(0.01) – 0.06	$1.42	$1.74
Non-cash stock-based compensation expense, net of tax	0.09	0.11	0.09
Acquisition integration costs, net of tax	0.12	0.04	—
Audit Committee investigation related costs, net of tax	0.11	—	—
Impact of Alberta tax law change Difference in adjusted vs GAAP tax rates	0.03 0.06	—	—
Losses on non-controlled joint venture, net of tax	0.06	—	—
Court mandated mediation settlement	0.08	—	—
Loss on extinguishment of debt, net of tax	—	—	0.04
Sintel legal settlement charge, net of tax	—	—	0.02

Adjusted diluted earnings per share - continuing operations	$0.53 – 0.60	$1.57	$1.90

Tables may contain differences due to rounding.

MasTec, Inc. is a leading infrastructure construction company operating mainly throughout North America across a range of industries. The Company’s primary activities include the engineering, building, installation, maintenance and upgrade of energy, utility and communications infrastructure, such as: electrical utility transmission and distribution; natural gas and petroleum pipeline infrastructure; wireless, wireline and satellite communications; power generation, including renewable energy infrastructure; and industrial infrastructure. MasTec’s customers are primarily in these industries. The Company’s corporate website is located at www.mastec.com. The Company’s website should be considered as a recognized channel of distribution, and the Company may periodically post important, or supplemental, information regarding contracts, awards or other related news on the Presentations/Webcasts page in the Investors section therein. Jose Mas, CEO of MasTec, has led the Company since April of 2007.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s current expectations and are subject to a number of risks, uncertainties, and assumptions, including the effect of economic conditions on demand for our services, trends in oil, natural gas, electricity and other energy source prices; reduced capital expenditures by our customers, reduced financing availability, customer consolidation and technological and regulatory changes in the industries we serve; market conditions, technological developments and regulatory changes that affect us or our customers’ industries; our ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects, and performance on such projects; customer disputes related to our performance of services; disputes with, or failures of, our subcontractors to deliver agreed-upon supplies or services in a timely fashion; any material changes in estimates for legal costs or case settlements or adverse determinations on any claim, lawsuit or proceeding; our ability to replace non-recurring projects with new projects; the timing and extent of fluctuations in geographic, weather, equipment and operational factors affecting the industries in which we operate; our ability to attract and retain qualified personnel, key management and skilled employees, including from acquired businesses, and our ability to enforce any noncompetition agreements, integrate acquired businesses within expected timeframes and achieve the revenue, cost savings and earnings levels from such acquisitions at or above the levels projected; any exposure related to divested businesses; any exposure resulting from system or information technology interruptions or data security breaches; the impact of U.S. federal, local or state tax legislation and other regulations affecting renewable energy, electricity prices, electrical transmission, oil and gas production, broadband and related projects and expenditures; the effect of state and federal regulatory initiatives, including costs of compliance with existing and future environmental requirements; increases in fuel, maintenance, materials, labor and other costs; fluctuations in foreign currencies; risks associated with operating in international markets, which could restrict our ability to expand globally and harm our business and prospects or any failure to comply with laws applicable to our foreign activities; the highly competitive nature of our industry; our dependence on a limited number of customers; the ability of our customers, including our largest customers, to terminate or reduce the amount of work, or in some cases, the prices paid for services on short or no notice under our contracts; the impact of any unionized workforce on our operations, including labor availability and relations; liabilities associated with multi-employer pension plans, including underfunding and withdrawal liabilities, for our operations that employ unionized workers; the adequacy of our insurance, legal and other reserves and allowances for doubtful accounts; restrictions imposed by our credit facility, senior notes, and any future loans or securities; our ability to obtain performance and surety bonds; the outcome of our plans for future operations, growth and services, including business development efforts, backlog, acquisitions and dispositions; any dilution or stock price volatility that shareholders may experience in connection with shares we may issue as consideration for earn-out obligations or as purchase consideration in connection with past or future acquisitions, or other stock issuances; as well as other risks detailed in our filings with the Securities and Exchange Commission. Actual results may differ significantly from results expressed or implied in these statements. Other risks include uncertainties related to the previously disclosed Audit Committee’s independent investigation, including, without limitation: the time needed to complete the investigation; whether the Audit Committee’s investigation will lead to the discovery of additional accounting errors, whether the investigation will discover any additional material weakness in internal control over financial reporting or discover other adverse facts; unanticipated material issues that could delay the completion of the investigation or cause additional delays in the release and filing of the Company’s financial results and periodic financial reports; and possible regulatory action or private party litigation. We do not undertake any obligation to update forward-looking statements.